UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 23, 2013 (April 3, 2013)

(Date of earliest event reported)

Stillwater Mining Company

(Exact name of registrant as specified in its charter)

DE	001-13053	81-0480654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1321 Discovery Drive, Billings, Montana	59102
(Address of principal executive offices)	(Zip Code)

(406) 373-8700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Stillwater Mining Company (the “Company”) is filing this Current Report on Form 8-K/A (Amendment No. 1), which amends and restates Item 7.01 of its original Form 8-K filed on May 22, 2013, solely to disclose that Michael Parrett will serve as a member of the Company’s Search Committee. No other amendments have been made to the original filing.

Item 7.01. Regulation FD Disclosure

Following the election of four new directors to the Board on May 2, 2013, the Board on May 17, 2013 elected Brian Schweitzer as Chairman of the Board. A copy of the press release announcing Mr. Schweitzer’s election is attached hereto as Exhibit 99.1. In addition, the Board considered the composition of its committees and appointed new members to its committees with immediate effect as follows:

The Audit Committee will consist of Mick McMullen, Michael Parrett and Gary Sugar, with Michael Parrett serving as the Audit Committee Chair.

The Compensation Committee will consist of Charles Engles, Patrice Merrin and Gary Sugar, with Charles Engles serving as the Compensation Committee Chair.

The Corporate Governance and Nominating Committee will consist of Patrice Merrin, Michael Parrett and Brian Schweitzer, with Patrice Merrin serving as the Corporate Governance and Nominating Committee Chair.

The Technical and Ore Reserve Committee will consist of George M. Bee, Charles Engles, Mick McMullen and Gary A. Sugar, with Mick McMullen serving as the Technical and Ore Reserve Committee Chair.

The Health, Safety and Environment Committee will consist of George M. Bee, Mick McMullen and Brian Schweitzer, with George M. Bee serving as the Health, Safety and Environment Committee Chair.

The Board also constituted two new committees of the Board: a Search Committee and an Executive Committee.

The Search Committee will consist of Charles Engles, Patrice Merrin, Michael Parrett and Gary Sugar, with Patrice Merrin serving as the Search Committee Chair.

The Executive Committee will consist of George M. Bee, Francis McAllister, Michael Parrett and Brian Schweitzer, with Brian Schweitzer serving as the Executive Committee Chair.

The Board also agreed to reduce the cash compensation paid to non-employee directors by 15% such that commencing on May 16, 2013, non-employee director retainers and meeting fees were decreased to the following amounts: Each non-employee director receives a quarterly retainer of $13,812.50 which may be paid in cash or may be deferred in cash or Common Stock. In addition, the Company pays each non-employee director and committee member $2,125 per meeting of the Board attended and $1,275 per telephonic meeting in which he or she participated. The Audit Committee chair receives an additional annual retainer of $17,000; the Compensation Committee chair receives an additional $12,750 annual retainer, and the other Committee chairs each receive additional annual retainers of $8,500.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2013	STILLWATER MINING COMPANY

	By:	/s/ Brent R. Wadman
Brent R. Wadman
Corporate Secretary